Supplement dated March 24, 2017

To the Prospectuses, dated May 1, 2016, as amended, for

New York Life Insurance and Annuity Corporation

New York Life Variable Universal Life Insurance Policies

Investing in

NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I

This supplement amends the May 1, 2016 prospectuses, as amended, for the variable universal life insurance policies (the “VUL Policies”) offered through the separate account referenced above, other than the prospectus, dated May 1, 2015 for NYLIAC Corporate Sponsored Variable Universal Life (the “Prospectuses”). You should read this information carefully and retain this supplement for future reference together with the Prospectuses. All capitalized terms used but not defined herein have the same meaning as those included in the Prospectuses.

The purpose of this supplement is to note certain changes to the VanEck VIP Unconstrained Emerging Markets Bond Fund – Initial Class (the “VanEck Portfolio”). Keeping this purpose in mind, please note the following:

Hard Close of the VanEck Portfolio

Please be advised that as of May 1, 2017 (the “Hard Close Date”), policyholders will no longer be able to allocate cash value to the VanEck Portfolio—including those that are currently invested in that Portfolio. In addition, if policyholders invested in the VanEck Portfolio remove any cash value from it on or after the Hard Close Date, they will not be permitted to reinvest in the VanEck Portfolio.

From the current date to the Hard Close Date, if you have allocations in the VanEck Portfolio, you may transfer such allocations to any other available investment option without any charge or limitation (except potentially harmful transfers (see the “Limits on Transfers” section in the Prospectus for your policy)) and without the transfer counting toward the number of free transfers that otherwise may be made in a given Policy Year. Such transfer will be based on the accumulation unit value of the Investment Division as of the close of the Business Day that we receive the transfer request. All other transfers are subject to limitations, and may be subject to charges, as described in the Prospectuses. Please see the Prospectus for your policy for information on how to complete transfers from the VanEck Portfolio to other investment options that we currently offer.

Until the Hard Close Date, we will continue to process automatic transactions (such as Dollar Cost Averaging and Automatic Asset Reallocation), involving the VanEck Portfolio, unless you provide us with alternate allocation instructions.

In addition, please note the following:

•	You have the right to change your allocations throughout the life of your policy. The VUL Policies offer a wide range of Investment Divisions from which to choose. For additional information concerning other Investment Divisions, please refer to either the Prospectuses or the prospectus (or summary prospectus) for the Investment Division(s) you are interested in.

•	You can request a paper copy of the prospectuses (or summary prospectuses) for our other Investment Divisions by contacting the Service Office noted on the first page of the Prospectuses.

New York Life Insurance and Annuity Corporation

(A Delaware Corporation)

51 Madison Avenue

New York, New York 10010